烟草废弃物购销合同

甲方：福建省龙岩金叶复烤有限责任公司

乙方：三明华健生物工程有限公司

根据福建省烟草专卖局闽烟专（2006）6号文件“福建省烟草专卖局关于规范烟草专卖品销毁工作的补充通知”，经甲乙双方协商特制订如下合同条款：

一、 项目、价格、数量及交货地点：

1. 项目及价格：废烟梗、废烟土、霉烂烟叶、报废扫机烟叶 260 元/吨。

2. 数量：甲方在生产经营过程中产生的无使用价值的烟末、烟梗等废弃烟草专卖品出厂前，甲、乙双方现场过磅确认的数量为准。

二、 经营期限：合同期限为是拾年，自合同签订之日起计算。

三、 货款结算：

1. 数量以甲、乙双方当场验收为准。

2. 每月定期结算一次，以汇款形式付款。

四、 双方权利和义务：

1. 甲方在合同期限内应将需销毁的废弃烟草专卖品全部交给乙方定点销毁，不得另行委托乙方之外的单位。

2. 乙方应按甲方要求，在不影响甲方生产情况下及时提货或派员驻厂负责验收、货款结算等事项。若拖延提货，影响甲方生产，甲方有权在保证金中每次扣款 300 元。

3. 乙方按甲方指定地点和时间提货，所有运输过程和费用由乙方负责。甲方负责装车。

4. 乙方提货后应及时按甲方现场管理要求清理现场，若未及时清理，甲方另请他人代为清理，费用由乙方负担。

5. 乙方应遵守甲方厂规厂纪有关制度。

Ⅰ. 乙方应当严格遵守福建省烟草专卖局相关文件以及国家相关法律、法规的规定。

Ⅱ. 甲方有关部门和人员应积极配合乙方做好有关工作。

五、 本合同壹式四份，甲方业务部、综合部、财务部及乙方各持壹份。

甲方：福建省龙岩金叶复烤有限责任公司	乙方：三明华健生物工程有限公司
法定代表人：	法定代表人：
委托代表人：	委托代表人：
开户银行：永定县农行坎市支行	开户银行：
帐　　号：730501040002788	帐　　号：

签定日期： 2006 年 5 月 16 日